Investment in equity investees (Tables)	12 Months Ended
Dec. 31, 2012
Schedule Of Equity Method Investees [Table Text Block]
Years ended December 31,	2012	2011	2010
(in thousands)
Operating results:
Total revenues	$756,100	$651,786	$448,734
Total expenses	532,720	539,202	288,132
Income tax (benefit) expense	(36,914)	(16,656)	9,726
Net income	$260,294	$129,240	$150,876

At December 31,		2012	2011
(in thousands)
Balance Sheet:
Total assets		$4,711,406	$4,353,599
Total liabilities		$3,920,910	$3,419,809